Pattern Energy Enters Agreement to be Acquired by Canada Pension Plan Investment Board November 04, 2019 Exhibit 99.1

Forward Looking Statements PATTERN ENERGY GROUP Inc. Page Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws.  Such statements include statements concerning anticipated future events and expectations that are not historical facts.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof.  Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation (1) risks related to the consummation of the proposed merger described herein (the “Merger”), including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the merger agreement described herein (the “Merger Agreement”), (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable jurisdictions or to secure approval under the Competition Act (Canada) as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company Common Stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities.  Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.  The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.   Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This communication may be deemed to be solicitation material in respect of the Merger.  In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC and Canadian securities regulatory authorities.  STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.  Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com.  Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.   Participants in Solicitation The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger.  Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC and Canadian securities regulatory authorities on April 23, 2019.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available).  These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.

Pattern Energy Announces Sale to CPPIB Compelling Shareholder Value All-cash transaction delivers significant, immediate and certain value to Pattern Energy’s shareholders Represents a ~14.8% premium to Pattern Energy's undisturbed share price* An Experienced Investor that Brings Execution Certainty CPPIB is a well-known investor with a proven track record of closing renewable energy acquisitions CPPIB has arranged committed financing for transaction Favorable Transaction Terms Extensive review process Transaction is the result of a robust process by special committee of the Board that we believe culminated in a transaction that delivers value to shareholders Special committee engaged independent legal and financial advisors to assist in reviewing the transaction Transaction unanimously approved by special committee PATTERN ENERGY GROUP Inc. Page *August 9, 2019, the last trading day prior to market rumors regarding a potential acquisition of the Company.

Pattern Energy Transaction Overview PATTERN ENERGY GROUP Inc. Page Pattern Energy Transaction Page + Pattern Development COMBINED Pattern Pro-Forma Company Under CPPIB and Riverstone CPPIB is acquiring 100% of Pattern Energy’s outstanding common shares in an all-cash transaction valued at $26.75 per share Pattern Development Transaction Riverstone to contribute its stake in Pattern Development into the new Pattern in exchange for new Pattern equity and cash CPPIB and Riverstone to Combine Pattern Energy and Pattern Development into an Integrated Renewable Energy Company

Transaction Details PATTERN ENERGY GROUP Inc. Page Transaction Terms CPPIB will acquire 100% of Pattern Energy’s outstanding common shares in an all-cash transaction for $26.75 per share or an enterprise value of approximately $6.1 billion CPPIB and Riverstone agreed to combine Pattern Energy and Pattern Development into an integrated renewable energy company Financing $2.6 billion of equity from CPPIB $1.0 billion in committed debt financing Go-Shop 35-day go-shop provision Closing Conditions & Timeline Expected to close by Q2 2020 Subject to Pattern Energy shareholder approval, receipt of the required regulatory approvals, and other customary closing conditions Pattern Energy transaction not contingent on Pattern Development transaction Going Private Upon the completion of transaction, Pattern Energy will become a privately held company and shares of Pattern Energy’s common stock will no longer be listed on any public market Pattern Energy will continue paying its quarterly dividend through the transaction close Leadership Pattern Energy’s management team, led by CEO Mike Garland, will lead combined enterprise

CPPIB is a Leading Investor in the Renewable Energy Sector PATTERN ENERGY GROUP Inc. Page CPPIB net assets exceed $400 billion (CAD); long-term focused investor across a wide range of sectors such as infrastructure, real estate, investments in public companies, and investments in private companies One of the largest national pension fund managers in the world; manages the investments of the Canada Pension Plan, the federal pension program for more than 20 million Canadians ~1,600 employees, headquartered in Toronto, Ontario, with investment offices in key markets in the Americas, Europe, and Asia-Pacific Offers scale and access to capital, with track record of success Transaction reflects the strength of the platform Pattern has built

A Thorough Review Process by the Special Committee Comprehensive review of options The special committee reviewed multiple bids and evaluated the transaction against the Company’s standalone prospects, performance and outlook relative to historic trading multiples and yields Reviewed multiple bids by multiple parties Multiple parties completed comprehensive due diligence and submitted proposals Formed an independent special committee of the Board to evaluate and negotiate the offers Special committee worked with independent legal and financial advisors that provided a fairness opinion and conducted substantial analyses PATTERN ENERGY GROUP Inc. Page In Shareholders’ interest The special committee unanimously determined that this transaction is in the best interest of the Company’s shareholders and recommended it to the full Pattern Energy Board of Directors, which also determined that this transaction is advisable and in the best interests of the Company’s shareholders

Special Committee Composed of Independent Directors Led the Review Process PATTERN ENERGY GROUP Inc. Page Alan Batkin, Chair - Mr. Batkin was Vice Chairman of Eton Park Capital Management, LP for 6 years, Vice Chairman of Kissinger Associates, Inc. for 16 years and a Managing Director of Lehman Brothers, Inc. for 18 years. He serves on the boards of Cantel Medical Corp., Omnicom Group, Inc. and Mack-Cali Realty Corporation. Richard Goodman, Director - Mr. Goodman has more than 30 years of financial management experience in senior roles. During his nearly 20 year career at PepsiCo, he served as the company’s CFO as well as its Executive Vice President, Global Operations. Mr. Goodman is currently a director of Adient plc and The Western Union Company, and previously served on the boards of Johnson Controls, Inc., Kindred Healthcare, Inc. and Toys 'R Us, Inc. Douglas Hall, Director - Mr. Hall was a managing director at RBC Capital Markets covering public and private capital raising, mergers and acquisitions support and strategic advisory assignments for diversified industry groups from 1979 until his retirement in 2005. He is currently a director of Stanfield’s and a member of the Advisory Board of Southwest Properties. Patricia Newson, Director - Ms. Newson is currently a director of Wolf Midstream, Inc. Prior to her retirement in 2011, Ms. Newson was President of AltaGas Ltd.’s Utility Division and previously served as President and CEO of AltaGas Utility Group Inc. as well as SVP Finance and CFO of AltaGas Income Trust. Her previous board experience includes the Alberta Electric System Operator, Brookfield Asset Management Inc., Brookfield Residential Properties Inc., the Canadian Gas Association, and Quality Urban Energy Systems of Tomorrow (QUEST), among others. Mona Sutphen, Director - Ms. Sutphen has more than 20 years of experience advising investors on the intersection of geopolitics, policy and markets. Most recently, she was a Partner at Macro Advisory Partners (“MAP”), where she led the firm’s U.S. practice. Prior to joining MAP, Ms. Sutphen was Managing Director at UBS AG, and she previously served as White House Deputy Chief of Staff for Policy for President Obama. Ms. Sutphen is currently a director of Pioneer Natural Resources. Independent Financial Advisors: Evercore and Goldman Sachs Independent Outside Legal Counsel: Paul, Weiss, Rifkind, Wharton & Garrison LLP Special Committee: Met 19 times. Independent special committee retained financial advisors to assist with their review of the transaction Review process: Special committee reviewed multiple bids as part of a thorough process and evaluated the transaction against the Company’s standalone prospects, performance and outlook relative to historic trading multiples and yields Negotiations: Special committee oversaw multiple rounds of negotiations with CPPIB

Next Steps PATTERN ENERGY GROUP Inc. Page Clear path to completion Proxy Filing Regulatory Approvals Shareholder Vote Customary Closing Conditions Closing by Q2 2020